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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Stockholders
Smith-Gardner & Associates, Inc.:

     We consent to the use of report included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

Fort Lauderdale, Florida
September 9, 1998